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                                   EXHIBIT 32

                               COMM BANCORP, INC.

                             CERTIFICATE PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

William F. Farber, Sr., the President and Chief Executive Officer of Comm Bancorp, Inc., (the "Company"), hereby certifies that to the best of his knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company at the dates and for the periods indicated.

The foregoing certification is being furnished pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Date: August 10, 2006                /s/ William F. Farber, Sr.
                                     ----------------------------------------
                                     William F. Farber, Sr.
                                     President and Chief Executive Officer

A signed copy of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                       54
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                               COMM BANCORP, INC.

                             CERTIFICATE PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Scott A. Seasock, the Executive Vice President and Chief Financial Officer of Comm Bancorp, Inc., (the "Company"), hereby certifies that to the best of his knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company at the dates and for the periods indicated.

The foregoing certification is being furnished pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Date: August 10, 2006                 /s/ Scott A. Seasock
                                      ----------------------------------------
                                      Scott A. Seasock
                                      Executive Vice President and
                                      Chief Financial Officer

A signed copy of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                       55